American Century Municipal Trust Prospectus Supplement New York Tax-Free Fund
Supplement dated September 28, 2009 ¡ Prospectus dated June 30, 2009

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees has requested that the following matter be submitted to shareholders of the fund for approval at a Special Meeting of Shareholders to be held on November 12, 2009.

The record date for the meeting is September 26, 2009. If you own shares of the fund as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about October 19, 2009. The proposal will become effective immediately upon shareholder approval.

Shareholders of the fund will be asked to consider and act upon a proposal to change the fund  from diversified to non-diversified.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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